UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 24, 2005

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way, 5th Floor

Foster City, California 94404

(650) 513-7000

(Addresses of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director

Mr. Andrew Rachleff resigned from the Board of Directors of Equinix, Inc. (the “Board”) effective October 24, 2005. At the time of his resignation Mr. Rachleff was a member of two standing committees of the Board: the Audit Committee and the Nominating Committee. Mr. Rachleff’s resignation is attached as an exhibit to this Form 8-K.

Effective that same day, Mr. Gary Hromadko, an existing independent member of the Board, filled the vacancy on both the Audit Committee and the Nominating Committee.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1	Resignation Letter of Mr. Rachleff dated October 24, 2005, filed in accordance with Item 5.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: October 27, 2005	By:	/s/ KEITH D. TAYLOR
Keith D. Taylor Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Resignation letter dated October 24, 2005.